MAJOR CUSTOMERS	10 Months Ended
Dec. 31, 2017
Risks and Uncertainties [Abstract]
MAJOR CUSTOMERS

NOTE 9  MAJOR CUSTOMERS

For the ten months ended December 31, 2017, and the twelve months ended February 28, 2017, approximately, 55% and 56%, respectively, of the Company’s gross product revenues were derived from one major customer.  At December 31, 2017, and February 28, 2017, accounts receivable due from this customer were $0.9 million and $0.4 million, respectively.

The largest customer in both years is a domestic medical products and supplies distributor.  Although a number of larger infusion customers have elected to consolidate their purchases through one or more distributors in recent years, we continue to maintain a strong direct relationship with them.  We do not believe that their continued purchase of FREEDOM System products and related supplies is contingent upon the distributor.